UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.       )

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SpartanNash Company

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SPARTANNASH COMPANY

850 76th Street, S.W.

P.O. Box 8700

Grand Rapids, Michigan 49518-8700

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 20, 2020 BY VIRTUAL FORMAT ONLY

Shareholders will not be Able to Attend the Annual Meeting In-Person

This Notice of Annual Meeting of Shareholders is an update to the Notice of Annual Meeting of Shareholders dated April 8, 2020 (the “Prior Notice”). To the extent that information in this notice conflicts with any information in the Prior Notice, the information in this Notice of Annual Meeting of Shareholders shall prevail.

To our shareholders:

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of SpartanNash Company (the “Company”) will be online, on Wednesday, May 20, 2020, at 9:00 a.m., Eastern Daylight Time. At the meeting, we will consider and vote on:

1. The election of directors from among the nominees identified in the proxy statement mailed to our shareholders on April 8, 2020 (the “Proxy Statement”);

2. Approval of the SpartanNash Company Stock Incentive Plan of 2020.

3. Advisory approval of the Company’s executive compensation (the “say-on-pay” vote);

4. Ratification of the selection of Deloitte & Touche LLP as our independent auditors for the current fiscal year (the fiscal year ending January 2, 2021); and

5. Any other business that may properly come before the meeting.

Record date: You may vote if you were a shareholder of record on March 23, 2020, or otherwise hold a valid proxy entitling you to vote at the meeting.

If you plan to attend the meeting: Only shareholders of the Company, the holders of shareholder proxies, and invited guests may attend.

In the Prior Notice, we informed our shareholders that we intended to hold the Annual Meeting in person, but would announce alternative arrangements for the meeting if an in person meeting became impossible or inadvisable in light of the evolving coronavirus (COVID-19) pandemic.  In light of the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders, directors and employees, we have decided to hold the Annual Meeting in a virtual meeting format only via the internet site set forth below. Shareholders will not be able to attend the Annual Meeting in-person.

In order to attend the Annual Meeting virtually via the Internet, participants must register in advance at www.proxydocs.com/SPTN prior to the deadline of 5:00 p.m. Eastern Daylight Time on May 18, 2020. Participants will be required to enter the control number found on their proxy card, voting instruction form or Notice of Electronic Availability. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting and will permit them to submit questions during the meeting. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. The proxy materials and annual report to shareholders for the fiscal year ended December 28, 2019 are currently available for viewing via online at www.proxydocs.com/SPTN.

Shareholders will have the opportunity to submit questions during the virtual event using the Q&A dialogue feature on the meeting website that day.

Securities and Exchange Commission rules allow us to furnish our proxy statement and annual report to our shareholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide our shareholders with the information that they need, while lowering the cost of delivery and reducing the environmental impact of the documents related to our Annual Meeting. You may obtain electronic copies of all of our filings with the U.S. Securities and Exchange Commission in the “Investor Relations” section of our website, www.spartannash.com, by clicking the “SEC Filings” link.

We will not report on our results of operations at the meeting. Please visit the Investor Relations section of our website, www.spartannash.com, for information about our business and results of operations.

BY ORDER OF THE BOARD OF DIRECTORS

Kathleen M. Mahoney

Executive Vice President Chief Legal Officer and Secretary

April 23, 2020

SpartanNash Announces Move to Virtual-Only

2020 Annual Meeting of Shareholders

GRAND RAPIDS, MICHIGAN – April 23, 2020 – SpartanNash Company (the “Company”) (Nasdaq: SPTN) today announced that due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of its shareholders, directors and associates, the Company will hold its 2020 Annual Meeting of Shareholders in a virtual meeting format only via the internet site set forth below. Shareholders will not be able to attend the Annual Meeting physically.

Virtual Annual Meeting Date: Wednesday, May 20, 2020

Virtual Annual Meeting Time: 9:00 a.m. EDT

Virtual Annual Meeting Registration Site: www.proxydocs.com/SPTN

Registration Deadline: Monday, May 18, 2020 5:00 p.m. EDT

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate in the Annual Meeting if you were a shareholder of record as of the close of business on March 23, 2020, the record date, or otherwise hold a valid proxy entitling you to vote at the Annual Meeting.  In order to attend the Annual Meeting virtually via the Internet, participants must register in advance at www.proxydocs.com/SPTN prior to the deadline of 5:00 p.m. Eastern Time on May 18, 2020.  Participants will be required to enter the control number found on their proxy card, voting instruction form or Notice of Electronic Availability. Upon completing registration, participants will receive further instructions via email, including unique links that will allow them to access the meeting. Participants may submit questions during the virtual meeting using the Q&A dialogue feature on the meeting website that day. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

About SpartanNash

SpartanNash (Nasdaq: SPTN) is a Fortune 400 company whose core businesses include distributing grocery products to a diverse group of independent and chain retailers, its corporate-owned retail stores and U.S. military commissaries and exchanges; as well as operating a premier fresh produce distribution network. SpartanNash serves customer locations in all 50 states and the District of Columbia, Europe, Cuba, Puerto Rico, Honduras, Bahrain, Djibouti and Egypt. SpartanNash currently operates 155 supermarkets, primarily under the banners of Family Fare, Martin’s Super Markets, D&W Fresh Market, VG’s Grocery and Dan’s Supermarket. Through its MDV military division, SpartanNash is a leading distributor of grocery products to U.S. military commissaries.

Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words “outlook,” “believe,” “anticipates,” “continue,” “expects,” “guidance,” “trend,” “on track,” “encouraged” or “plan” or similar expressions. The statements in the “Outlook” section of this press release are inherently forward looking. Forward-looking statements relating to expectations about future results or events are based upon information available to SpartanNash as of today's date, and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Additional risks and uncertainties include, but are not limited to, the Company's ability to compete in the highly competitive grocery distribution, retail grocery, and military distribution industries. Additional information concerning these and other risks is contained in SpartanNash’s most recently filed Annual Report on Form 10-K, recent Current Reports on Form 8-K and other SEC filings. All subsequent written and oral forward-looking statements concerning SpartanNash, or other matters and attributable to SpartanNash or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. SpartanNash does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

CONTACT:

Meredith Gremel, Vice President, Corporate Affairs & Communications, 616-878-2830